Execution Copy

Dated: February 28, 2006

Rate Cap Transaction

Re: Reference No. 268266CF

Ladies and Gentlemen:

The purpose of this letter agreement (“Agreement”) is to confirm the terms and conditions of the rate cap Transaction entered into on the Trade Date specified below (the “Transaction”) between IXIS Financial Products Inc. (“IXIS”) and The Bank of New York, not in its individual capacity, but solely in its capacity as Trustee (“the Trustee”) of the Separate Interest Trust created pursuant to the Pooling and Servicing Agreement dated as of February 1, 2006 among First Horizon Asset Securities Inc., as depositor (the “Depositor”), First Horizon Home Loan Corporation as Seller and Master Servicer and The Bank of New York, as Trustee (“the Counterparty”) in connection with the issuance of the First Horizon Alternative Mortgage Securities Trust 2006-FA1 Mortgage Pass-Through Certificates, Series 2006-FA1. This Agreement, which evidences a complete and binding agreement between you and us to enter into the Transaction on the terms set forth below, constitutes a “Confirmation” as referred to in the “ISDA Form Master Agreement” (as defined below), as well as a “Schedule” as referred to in the ISDA Form Master Agreement. Capitalized terms used and not defined herein shall have the meaning set forth for such term in the Pooling Agreement.

1. This Agreement is subject to the 2000 ISDA Definitions (the “Definitions”), as published by the International Swaps and Derivatives Association, Inc. (“ISDA”). You and we have agreed to enter into this Agreement in lieu of negotiating a Schedule to the 1992 ISDA Master Agreement (Multicurrency—Cross Border) form (the “ISDA Form Master Agreement”) but, rather, an ISDA Form Master Agreement shall be deemed to have been executed by you and us on the date we entered into the Transaction. In the event of any inconsistency between the provisions of this Agreement and the Definitions or the ISDA Form Master Agreement, this Agreement shall prevail for purposes of the Transaction.

2. The terms of the particular Transaction to which this Confirmation relates are as follows:

Type of Transaction:	Rate Cap

Trade Date:	February 24, 2006

Effective Date:	March 25, 2006

Termination Date:	March 25, 2010

Fixed Amounts:

Fixed Amount Payer:	Lehman Brothers Inc. for the benefit of the Separate Interest Trust.

Fixed Amount:	USD$377,500

Fixed Amount Payment Date:	February 28, 2006

Floating Amounts:

Floating Rate Payer :	IXIS

Cap Rate:	For each Calculation Period, as set forth for such period on Schedule I attached hereto

Floating Rate Payer Period End Dates:	The 25th calendar day of each month during the Term of this Transaction, commencing April 25, 2006 and ending on the Termination Date, subject to no adjustment to period end dates.

Floating Rate Payer Payment Dates:	Early Payment shall be applicable. The Floating Rate Payer Payment Date shall be one (1) Business Day preceding each Floating Rate Payer Period End Date.

Floating Amount:	The product of (a) the Notional Amount, (b) the Floating Rate Day Count Fraction, and (c) the Settlement Spread which shall be calculated in accordance with the following formula:

If one month USD-LIBOR-BBA is greater than the Cap Rate for the applicable Calculation Period, then Settlement Spread = (USD-LIBOR-BBA - Cap Rate).

If one month USD-LIBOR-BBA is less than or equal to the Cap Rate for the applicable Calculation Period, then Settlement Spread = zero.

Notional Amount:	The Notional Amount listed in Schedule I for such Calculation Period.

Designated Maturity:	One month

Floating Rate Day Count Fraction:	30/360

Reset Dates:	The first day of each Calculation Period

Compounding:	Inapplicable

Business Days:	New York

Calculation Agent:	IXIS

3. Additional Provisions:

Each party hereto is hereby advised and acknowledges that the other party has engaged in (or refrained from engaging in) substantial financial transactions and has taken (or refrained from taking) other material actions in reliance upon the entry by the parties into the Transaction being entered into on the terms and conditions set forth herein.

4. Provisions Deemed Incorporated in a Schedule to the Master Agreement:

1)	The parties agree that subparagraph (ii) of Section 2(c) of the ISDA Form Master Agreement will apply to any Transaction.

2)	Termination Provisions. Subject to the provisions of paragraph 12 below, for purposes of the Master Agreement:

(a)	“Specified Entity” is not applicable to IXIS or Counterparty for any purpose.

(b)	“Breach of Agreement” provision of Section 5(a)(ii) will not apply to Counterparty.

(c)	“Credit Support Default” provisions of Section 5(a)(iii) will apply to IXIS and will not apply to Counterparty.

(d)	“Misrepresentation” provisions of Section 5(a)(iv) will not apply to IXIS or Counterparty.

(e)	“Default under Specified Transaction” is not applicable to IXIS or Counterparty for any purpose, and, accordingly, Section 5(a)(v) shall not apply to IXIS or Counterparty.

(f)	The “Cross Default” provisions of Section 5(a)(vi) will not apply to IXIS or to Counterparty.

(g)	The “Bankruptcy” provision of Section 5(a)(vii)(2) will not apply to Counterparty.

(h)	The “Credit Event Upon Merger” provisions of Section 5(b)(iv) will not apply to IXIS or Counterparty.

(i)	The “Automatic Early Termination” provision of Section 6(a) will not apply to IXIS or to Counterparty.

(j)	Payments on Early Termination. For the purpose of Section 6(e) of this Agreement:

(i)	Market Quotation will apply.

(ii)	The Second Method will apply.

(k)	“Termination Currency” means United States Dollars.

3)	Tax Representations.

Payer Representations. For the purpose of Section 3(e) of this Agreement, IXIS and Counterparty make the following representations:

It is not required by any applicable law, as modified by the practice of any relevant governmental revenue authority, of any Relevant Jurisdiction to make any deduction or withholding for or on account of any Tax from any payment (other than interest under Section 2(e), 6(d)(ii) or 6(e) of this Agreement) to be made by it to the other party under this Agreement. In making this representation, it may rely on:

(i)	the accuracy of any representations made by the other party pursuant to Section 3(f) of this Agreement;

(ii)
the satisfaction of the agreement contained in Section 4 (a)(i) or 4(a)(iii) of this Agreement and the accuracy and effectiveness of any document provided by the other party pursuant to Section 4 (a)(i) or 4(a)(iii) of this Agreement; and

(iii)
the satisfaction of the agreement of the other party contained in Section 4(d) of this Agreement, provided that it shall not be a breach of this representation where reliance is placed on clause (ii) and the other party does not deliver a form or document under Section 4(a)(iii) by reason of material prejudice of its legal or commercial position.

Payee Representations. For the purpose of Section 3(f) of this Agreement, IXIS makes the following representations.

The following representation will apply to IXIS:

IXIS is a corporation duly organized and existing under the laws of the state of Delaware.

The Bank of New York is a banking corporation organized and existing under the laws of the state of New York.

4)	Documents to be delivered. For the purpose of Section 4(a):

(a)	Tax forms, documents or certificates to be delivered are:

Party required to deliver document	Form/Document/ Certificate	Date by which to be delivered	Covered by Section 3(d) Representation
IXIS and Counterparty
With respect to IXIS, a form W-9 (or any successor form thereto) and with respect to each party any other documents reasonably required by the receiving party to evidence the authority of the delivering party or its Credit Support Provider, if any, for it to execute and deliver this Agreement, any Confirmation, and any Credit Support Documents to which it is a party, and to evidence the authority of the delivering party or its Credit Support Provider to perform its obligations under this Agreement, such Confirmation and/or Credit Support Document, as the case may be
		Upon the execution and delivery of this Agreement	Yes

(b) Other documents to be delivered are:

IXIS
A certificate of an authorized officer of the party, as to the incumbency and authority of the respective officers of the party signing this Agreement, any relevant Credit Support Document, or any Confirmation, as the case may be
		Upon the execution and delivery of this Agreement	Yes

Party required to deliver document	Form/Document/ Certificate	Date by which to be delivered	Covered by Section 3(d) Representation
Counterparty on behalf of First Horizon Alternative Mortgage Securities Trust, Series 2006-FA1	Fully executed copy of the Pooling Agreement, related transaction documents and related opinions	Upon the later of (i) the execution and delivery of this Agreement and (ii) the delivery of such documents to the Counterparty by the Depositor.

5)	Miscellaneous.

(a)	Address for Notices: For the purposes of Section 12(a) of this Agreement:

Address for notices or communications to IXIS:

IXIS Financial Products, Inc.
9 West 57th Street, 35th Floor
New York, New York 10019
Attn: Swap Administration
Telephone No.: (212) 891-6298
Facsimile: (212) 891-6290

With a copy to: General Counsel
Telephone No: 212-891-6137
Facsimile No: 212-891-1922

(For all purposes)

Address for notices or communications to the Counterparty:

The Bank of New York, as Trustee
101 Barclay Street, 8W
New York, NY 10286
Attention: Structured Finance Services, FHAMS 2006-FA1

(For all purposes)

(b)	Process Agent. For the purpose of Section 13(c):

IXIS appoints
as its Process Agent:    Not Applicable

The Counterparty appoints
as its Process Agent:   Not Applicable

(c)	Offices.

The provisions of Section 10(a) will not apply to this Agreement; neither IXIS nor the Counterparty have any Offices other than as set forth in the Notices Section and IXIS agrees that, for purposes of Section 6(b) of this Agreement, it shall not in future have any Office other than one in the United States.

(d)	Multibranch Party. For the purpose of Section 10(c) of this Agreement:

IXIS is not a Multibranch Party.

The Counterparty is not a Multibranch Party.

(e)	Calculation Agent. The Calculation Agent is IXIS.

(f)	Credit Support Document.

With respect to IXIS: (i) with respect to Transactions entered into with a Trade Date on or before January 23, 2007 and a final stated termination date on or before January 23, 2017, the guarantee of the obligations of IXIS by IXIS Corporate & Investment Bank (as successor-in-interest to CDC Finance-CDC IXIS) dated as of October 23, 2003 with recourse, according to the terms thereof, to Caisse des Dépôts et Consignations, and (ii) with respect to Transactions entered into with a Trade Date either (x) on or before January 23, 2007 and a final stated termination date after January 23, 2017 or (y) after January 23, 2007 regardless of the final stated termination date, the guarantee of the obligations of IXIS by IXIS Corporate & Investment Bank dated as of November 1, 2004 without recourse to Caisse des Dépôts et Consignations; and

With respect to Counterparty, Not Applicable.

(g)	Credit Support Provider.

With respect to IXIS: means IXIS Corporate & Investment Bank, a limited liability company with executive and supervisory boards (société anonyme à Directoire et Conseil de Surveillance) organized under the laws of the Republic of France; and

With respect to Counterparty: Not Applicable

(h)
Governing Law. The parties to this Agreement hereby agree that the law of the State of New York shall govern their rights and duties in whole, without regard to conflict of law provisions thereof other than New York General Obligations Law Sections 5-1401 and 5-1402.

(i)
Severability. If any term, provision, covenant, or condition of this Agreement, or the application thereof to any party or circumstance, shall be held to be invalid or unenforceable (in whole or in part) for any reason, the remaining terms, provisions, covenants, and conditions hereof shall continue in full force and effect as if this Agreement had been executed with the invalid or unenforceable portion eliminated, so long as this Agreement as so modified continues to express, without material change, the original intentions of the parties as to the subject matter of this Agreement and the deletion of such portion of this Agreement will not substantially impair the respective benefits or expectations of the parties.

The parties shall endeavor to engage in good faith negotiations to replace any invalid or unenforceable term, provision, covenant or condition with a valid or enforceable term, provision, covenant or condition, the economic effect of which comes as close as possible to that of the invalid or unenforceable term, provision, covenant or condition.

(j)
Consent to Recording.  Each party hereto consents to the monitoring or recording, at any time and from time to time, by the other party of any and all communications between officers or employees of the parties, waives any further notice of such monitoring or recording, and agrees to notify its officers and employees of such monitoring or recording.

(k)	Waiver of Jury Trial. Each party waives any right it may have to a trial by jury in respect of any Proceedings relating to this Agreement or any Credit Support Document.

(l)
Non-Recourse. Notwithstanding any provision herein or in the ISDA Form Master Agreement to the contrary, the obligations of Counterparty hereunder are limited recourse obligations of Counterparty, payable solely from the Trust Fund (as defined in the Pooling Agreement) and the proceeds thereof to satisfy Counterparty’s obligations hereunder. In the event that the Trust Fund and proceeds thereof should be insufficient to satisfy all claims outstanding and following the realization of the Trust Fund and the distribution of the proceeds thereof in accordance with the Pooling Agreement, any claims against or obligations of Counterparty under the ISDA Form Master Agreement or any other confirmation thereunder, still outstanding shall be extinguished and thereafter not revive.

(m)
Transfer, Amendment and Assignment. No transfer, amendment, waiver, supplement, assignment or other modification of this Transaction (other than the pledge of this Transaction to the Trustee pursuant to the Pooling Agreement) shall be permitted by either party unless each of Fitch Inc., also known as Fitch Ratings (“Fitch”), Moody’s Investors Service, Inc. (“Moody’s”) and Standard & Poor’s Ratings Service, a division of The McGraw Hill Companies, Inc. (“S&P”), has been provided notice of the same and confirms in writing (including by facsimile transmission) within five Business Days after such notice is given that it will not downgrade, qualify, withdraw or otherwise modify its then-current rating of the Certificates (as defined in the Pooling Agreement).

Transfer. Subject to Part 5(m), Section 7 of the Agreement is hereby amended by the inclusion of the following as a new clause (c):

"(c) IXIS may transfer this Agreement to any Person, including, without limitation, another of IXIS's offices or Affiliates ("Transferee"); provided that (i) as of the date of such transfer none of the Transferee, the Trust nor the Counterparty will be required to withhold or deduct on account of Tax from any payments under this Agreement; (ii) a Termination Event or Event of Default does not occur under this Agreement as a result of such transfer; (iii) the transfer will not give rise to a taxable event or any other adverse Tax consequences to the Counterparty, the Trust or its interest holders; (iv) the Transferee (or its Credit Support Provider) satisfies the Approved Ratings Thresholds, (v) such notice is accompanied by a written instrument pursuant to which the Transferee acquires and assumes the rights and obligations of IXIS so transferred; and (vi) IXIS will be responsible for any costs or expenses incurred (including any costs and expenses of the Counterparty or the Trust) in connection with such transfer".

Proceedings. IXIS shall not institute against or cause any other person to institute against, or join any other person in instituting against the Counterparty, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings under any of the laws of the United States, or any other jurisdiction for a period of one year and one day (or, if longer, the applicable preference period) following indefeasible payment in full of the Certificates.

(n)	The ISDA Form Master Agreement in hereby amended as follows:

The word “third” shall be replaced by the word “first” in the third line of Section 5(a)(i) of the ISDA Form Master Agreement.

(o)
“Affiliate” will have the meaning specified in Section 14 of the ISDA Form Master Agreement, provided that the Counterparty shall not be deemed to have any Affiliates for purposes of this Agreement, including for purposes of Section 6(b)(ii).

(p)
Trustee Capacity. It is expressly understood and agreed by the parties hereto that insofar as this Confirmation is executed by the Trustee (i) this Confirmation is executed and delivered by The Bank of New York not in its individual capacity but solely as Trustee of the Separate Interest Trust under the PSA in the exercise of the powers and authority conferred upon and vested in it thereunder, (ii) each of the representations, undertakings and agreements herein made on behalf of the Separate Interest Trust is made and intended not as a personal representations, undertakings or agreements of the Trustee but is made and intended solely for the purpose of binding only the Separate Interest Trust, (iii) under no circumstances shall the Bank of New York, in its individual capacity be personally liable for the payment of any indebtedness or expenses or be personally liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken under this Confirmation and (iv) all persons having any claim against the Trustee by reason of this Confirmation or the transactions contemplated hereby shall look only to the assets of the Separate Interest Trust for payment satisfaction thereof..

(q)	Trustee Representation. The Bank of New York., as Trustee represents and warrants that:

It has been directed under the Pooling Agreement to enter into this letter agreement as Trustee on behalf of the Trust.

6)	Section 3 of the ISDA Form Master Agreement is hereby amended by adding at the end thereof the following subsection (g):

“(g)         Relationship Between Parties.

Subject to Part 5(p) of this Agreement, each party represents to the other party on each date when it enters into a Transaction that:

(1) Nonreliance. It is not relying on any statement or representation of the other party regarding the Transaction (whether written or oral), other than the representations expressly made in this Agreement or the Confirmation in respect of that Transaction.

(2) Evaluation and Understanding.

(i) IXIS is acting for its own account and has the capacity to evaluate (internally or through independent professional advice) the Transaction and has made its own decision to enter into the Transaction and Counterparty is acting solely as Trustee and is entering into the Transaction at the direction of the Depositor in accordance with the Pooling Agreement; it is not relying on any communication (written or oral) of the other party as investment advice or as a recommendation to enter into such transaction; it being understood that information and explanations related to the terms and conditions of such transaction shall not be considered investment advice or a recommendation to enter into such transaction. No communication (written or oral) received from the other party shall be deemed to be an assurance or guarantee as to the expected results of the transaction; and

(ii) It understands the terms, conditions and risks of the Transaction and is willing and able to accept those terms and conditions and to assume (and does, in fact assume) those risks, financially and otherwise.

(3) Purpose. (A) It is an “eligible contract participant” within the meaning of Section 1a(12) of the Commodity Exchange Act, as amended; (B) this Agreement and each Transaction is subject to individual negotiation by such party; and (C) neither this Agreement nor any Transaction will be executed or traded on a “trading facility” within the meaning of Section 1a(33) of the Commodity Exchange Act, as amended.

(4) Principal. The other party is not acting as a fiduciary or an advisor for it in respect of this Transaction.

7)
Set-off. Notwithstanding any provision of this Agreement or any other existing or future agreement, each party irrevocably waives any and all rights it may have to set off, net, recoup or otherwise withhold or suspend or condition payment or performance of any obligation between it and the other party hereunder against any obligation between it and the other party under any other agreements. The last sentence of the first paragraph of Section 6(e) of the ISDA Form Master Agreement shall not apply for purposes of this Transaction.

8)
Additional Termination Events. Additional Termination Events will apply: If a Ratings Event has occurred and IXIS has not, within 30 days, complied with Section 9 below, then an Additional Termination Event shall have occurred with respect to IXIS and IXIS shall be the sole Affected Party with respect to such an Additional Termination Event. If transaction does not close there will be no agreement to terminate and no trust or trustee to be an affected party.

9)
Ratings Event. If a Ratings Event (as defined below) occurs with respect to IXIS (or any applicable credit support provider), then IXIS shall, at its own expense, (i) assign this Transaction within thirty (30) days of such Ratings Event to a third party that meets or exceeds, or as to which any applicable credit support provider meets or exceeds, the Approved Ratings Thresholds (as defined below) on terms substantially similar to this Confirmation, which party is approved by the Counterparty, which approval shall not be unreasonably withheld, (ii) obtain a guaranty of, or a contingent agreement of, another person with the Approved Rating Thresholds to honor IXIS’s obligations under this Agreement, provided that such other person is approved by the Counterparty, such approval not to be unreasonably withheld, (iii) post collateral under agreements and other instruments satisfactory to Fitch and S&P which will be sufficient to restore the immediately prior ratings of the Certificates, or (iv) establish any other arrangement satisfactory to Fitch and S&P which will be sufficient to restore the immediately prior ratings of the Certificates; provided, that with respect to clauses (ii), (iii) and (iv) above, each of Fitch and S&P has reconfirmed the ratings of the Certificates, as applicable, which was in effect immediately prior thereto. For avoidance of doubt, a downgrade of the rating on the Certificates could occur in the event that IXIS does not post sufficient collateral. For purposes of this Transaction, a “Ratings Event” shall occur with respect to IXIS (or any applicable credit support provider) if its short-term unsecured and unsubordinated debt rating is reduced below “F-1” by Fitch or its short-term unsecured and unsubordinated debt rating is reduced below “A-1” by S&P (including in connection with a merger, consolidation or other similar transaction by IXIS or any applicable credit support provider) such ratings being referred to herein as the “Approved Ratings Thresholds,” (unless, within 30 days thereafter, each of Fitch and S&P has reconfirmed the ratings of the Certificates, as applicable, which was in effect immediately prior thereto).

10)
Additional Provisions. Notwithstanding the terms of Sections 5 and 6 of the ISDA Form Master Agreement, if Counterparty has satisfied its payment obligations under Section 2(a)(i) of the ISDA Form Master Agreement, then unless IXIS is required pursuant to appropriate proceedings to return to Counterparty or otherwise returns to Counterparty upon demand of Counterparty any portion of such payment, (a) the occurrence of an event described in Section 5(a) of the ISDA Form Master Agreement with respect to Counterparty shall not constitute an Event of Default or Potential Event of Default with respect to Counterparty as the Defaulting Party and (b) IXIS shall be entitled to designate an Early Termination Date pursuant to Section 6 of the ISDA Form Master Agreement only as a result of a Termination Event set forth in either Section 5(b)(i) or Section 5(b)(ii) of the ISDA Form Master Agreement with respect to IXIS as the Affected Party or Section 5(b)(iii) of the ISDA Form Master Agreement with respect to IXIS as the Burdened Party. For purposes of the Transaction to which this Agreement relates, Counterparty’s only obligation under Section 2(a)(i) of the ISDA Form Master Agreement is to pay the Fixed Amount on the Fixed Rate Payer Payment Date.

11)
IXIS will, unless otherwise directed by the Trust, make all payments hereunder to the Trustee. Payment made to the Trustee at the account specified herein or to another account specified in writing by the Trustee shall satisfy the payment obligations of IXIS hereunder to the extent of such payment.

5.	Account Details and Settlement Information:

Payments to IXIS Financial Products, Inc.:

CITIBANK N.A.
ABA 021-000-089
Account No. 36216161
A/C IXISFP

Payments to Counterparty:

Name of Bank: The Bank of New York
ABA:         021-000-018
GLA#:       111565
FFC:          TAS# 254743
Attn:         FHAMS 2006-FA1 I-A-1 Reserve Fund

This Agreement may be executed in several counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.

[Signature Page Follows]

We are very pleased to have executed this Transaction with you and we look forward to completing other transactions with you in the near future.

Very truly yours,

IXIS Financial Products, Inc.

By: _______________________________
Name:
Title:

By: _______________________________
Name:
Title:

Counterparty, acting through its duly authorized signatory, hereby agrees to, accepts and confirms the terms of the foregoing as of the Trade Date.

The Bank of New York, not in its individual capacity, but solely as Trustee for the Separate Interest Trust

By: _______________________________
Name:
Title:

Lehman Brothers Inc. as Fixed Amount Payer for the benefit of the Separate Interest Trust

By: _______________________________
Name:
Title:

SCHEDULE I.

Accrual Start Date	Accrual End Date	Notional Amount	Cap Rate
3/25/2006	4/25/2006	$98,633,122.16	4.75%
4/25/2006	5/25/2006	97,135,029.59	4.75%
5/25/2006	6/25/2006	95,638,853.10	4.75%
6/25/2006	7/25/2006	94,145,714.56	4.75%
7/25/2006	8/25/2006	92,656,723.37	4.75%
8/25/2006	9/25/2006	90,870,353.12	4.75%
9/25/2006	10/25/2006	87,856,173.23	4.75%
10/25/2006	11/25/2006	84,635,967.49	4.75%
11/25/2006	12/25/2006	81,217,177.87	4.75%
12/25/2006	1/25/2007	77,607,935.76	4.75%
1/25/2007	2/25/2007	73,821,205.23	4.75%
2/25/2007	3/25/2007	70,107,380.62	4.75%
3/25/2007	4/25/2007	67,174,940.90	4.75%
4/25/2007	5/25/2007	64,312,650.40	4.75%
5/25/2007	6/25/2007	61,519,169.96	4.75%
6/25/2007	7/25/2007	58,793,185.92	4.75%
7/25/2007	8/25/2007	56,133,409.60	4.75%
8/25/2007	9/25/2007	53,538,576.85	4.75%
9/25/2007	10/25/2007	51,007,447.57	4.75%
10/25/2007	11/25/2007	48,538,805.25	4.75%
11/25/2007	12/25/2007	46,131,456.55	4.75%
12/25/2007	1/25/2008	43,784,230.82	4.75%
1/25/2008	2/25/2008	41,495,979.70	4.75%
2/25/2008	3/25/2008	39,265,576.69	4.75%
3/25/2008	4/25/2008	37,091,916.74	4.75%
4/25/2008	5/25/2008	34,973,915.82	4.75%
5/25/2008	6/25/2008	32,910,510.56	4.75%
6/25/2008	7/25/2008	30,900,657.81	4.75%
7/25/2008	8/25/2008	28,943,334.29	4.75%
8/25/2008	9/25/2008	27,037,536.22	4.75%
9/25/2008	10/25/2008	25,182,278.93	4.75%
10/25/2008	11/25/2008	23,376,596.49	4.75%
11/25/2008	12/25/2008	21,619,541.37	4.75%
12/25/2008	1/25/2009	19,910,184.09	4.75%
1/25/2009	2/25/2009	18,247,612.89	4.75%
2/25/2009	3/25/2009	16,630,933.36	4.75%
3/25/2009	4/25/2009	15,059,268.13	4.75%
4/25/2009	5/25/2009	13,531,756.55	4.75%
5/25/2009	6/25/2009	12,047,554.38	4.75%
6/25/2009	7/25/2009	10,605,833.45	4.75%
7/25/2009	8/25/2009	9,205,781.39	4.75%
8/25/2009	9/25/2009	7,846,601.28	4.75%
9/25/2009	10/25/2009	6,527,511.43	4.75%
10/25/2009	11/25/2009	5,247,745.02	4.75%
11/25/2009	12/25/2009	4,006,549.86	4.75%
12/25/2009	1/25/2010	2,803,188.10	4.75%
1/25/2010	2/25/2010	1,636,935.95	4.75%
2/25/2010	3/25/2010	507,083.43	4.75%
3/25/2010	4/25/2010	0	4.75%